SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES

OF

WELLS FARGO ADVANTAGE INCOME FUNDS

For the Wells Fargo Advantage Total Return Bond Fund

(the “Fund”)

            Effective immediately, the following footnote is added to “Total Annual Fund Operating Expenses After Fee Waiver” in the table entitled “Annual Fund Operating Expenses”:

Effective October 1, 2012, the Adviser has committed through September 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.84% for the Fund’s Investor Class.  Effective December 1, 2012, the Adviser has committed through September 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver as follows:

Class A	Class B	Class C	Class R	Administrator Class	Institutional Class	Investor Class
0.78%	1.53%	1.53%	1.03%	0.70%	0.42%	0.81%

Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the caps. After September 30, 2014, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

September 12, 2012                                                                                         IFIT092/P1004SP